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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                  F O R M  8 - K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) September 24, 1996
                                                      ------------------
                          CleveTrust Realty Investors,
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                  Massachusetts
                                  -------------
                 (State or other jurisdiction of incorporation)

     34-1085584
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 (Commission File Number)                  (IRS Employer Identification No.)

                2001 Crocker Road, Suite 400, Westlake, OH 44145
                ------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 216/899-0909

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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5.       OTHER EVENTS
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         On September 24, 1996 the Board of Trustees of CleveTrust Realty
Investors (the "Trust") determined that it would submit to the shareholders of the Trust a plan for the orderly liquidation of the Trust pursuant to Article XIII of the Trust's Declaration. A copy of a News Release dated September 24, 1996 is filed herewith as Exhibit 99.1.

7.       FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (c)  Exhibits

                  99.1 Press Release dated September 24, 1996

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                           CLEVETRUST REALTY INVESTORS
                                           ---------------------------
                                                   (Registrant)

Date:   September 25, 1996                  By: /s/ Raymond C. Novinc
                                               --------------------------------
                                            Raymond C. Novinc
                                            Vice President, Secretary & Counsel




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                                  EXHIBIT INDEX
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Exhibit
Number                     Description
- -------                    ---------

99.1                       Press release dated September 24, 1996